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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   January 2, 2007
                                                   ---------------


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                     0-19974                  33-0022692
           --------                     -------                  ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


951 Calle Amanecer, San Clemente, California                       92673
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  (Address of principal executive offices)                       (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.01      Entry into a Material Definitive Agreement
               ------------------------------------------

               The Registrant agreed as of January 2, 2007 to settle an action against its former attorneys, Fulwider Patton Lee & Utecht, LLP. The Registrant will be paid $8 million in settlement of its claims against Fulwider.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

         (c)   Exhibits

         99.1 Press release, dated January 2, 2007 entitled, "ICU Medical, Inc. Reports Settlement of Litigation Against Former Attorneys".


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 3, 2007

                                        ICU MEDICAL, INC.



                                        s/ Francis J. O'Brien
                                        ---------------------
                                        Francis J. O'Brien
                                        Secretary, Treasurer and
                                        Chief Financial Officer